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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         ---------------------------------------------------------------

                                 Date of Report
                        (Date of earliest event reported)

                                  July 11, 2002

                                  THE GAP, INC.
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                    1-7562                   94-1697231
------------------------ ------------------------ ---------------------------------
(State of incorporation) (Commission File Number) (IRS Employer Identification No.)



                 Two Folsom Street
             San Francisco, California                         94105
    ----------------------------------------              ----------------
    (Address of principal executive offices)                 (Zip Code)


                                 (650) 952-4400
                       -----------------------------------
                         (Registrant's telephone number,
                              including area code)

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         On July 11, 2002, The Gap, Inc. (the "Company") issued a press release announcing the Company's June 2002 sales. A copy of this press release is attached hereto as Exhibit 99.1.



Item 7.  Exhibits.

99.1     Press Release dated July 11, 2002

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE GAP, INC.
                                           (Registrant)




Date: July 11, 2002                        By: /s/ HEIDI KUNZ
                                               --------------
                                               Heidi Kunz
                                               Executive Vice President and
                                               Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number                     Description

99.1               Press Release dated July 11, 2002